UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 27, 2005
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                             AGU Entertainment Corp.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


            005-79752                                      84-1557072
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     (Commission File Number)                  (IRS Employer Identification No.)


  3200 West Oakland Park Blvd., Lauderdale Lakes, Florida            33311
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         (Address of Principal Executive Offices)                  (Zip Code)


                                 (954) 714-8100
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

      This report may include a number of "forward-looking statements" as that term is defined in Section 27A of the Securities Act of 1933, as amended, (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These statements reflect management's current views with respect to future events and financial performance and include statements regarding the intent, belief or current expectations of us and members of our management team, which are based upon assumptions about future conditions which may prove to be inaccurate. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, involve risk and uncertainties, and that as a result, actual results may differ materially from those contemplated by such forward-looking statements. Such risks include, among other things, the volatile and competitive markets in which we operate, our limited operating history, our limited financial resources, our ability to manage our growth and the lack of an established trading market for our common stock. Readers are urged to carefully review and consider the various disclosures made by us in this report and in our other reports filed with the Securities and Exchange Commission ("SEC Reports"). When considering forward-looking statements, investors should keep these risk factors in mind as well as the other cautionary statements in our SEC Reports.

ITEM 8.01 OTHER EVENTS.

      On January 27, 2005, we were served with a summons with notice (the "Summons") by Jarred Weisfeld and Cherry Jones, individually and doing business as JarredCherry Productions LLC (the "Plaintiffs"), which indicates that the Plaintiffs commenced an action against us in the Supreme Court of the State of New York, County of New York (Index No. 600285/05). The Plaintiffs allege, among other things, breach of contract, breach of implied covenant of good faith and fair dealing, unfair competition, tortuous misappropriation of goodwill, and deceptive acts and practices pursuant to Section 349 of the New York General Business Law. This dispute stems from an alleged agreement between the Plaintiffs and us related to the works of the late Mr. Russell Jones, who was the son of Ms. Jones and the management client of Mr. Weisfeld. The Plaintiffs are seeking compensatory and punitive damages of no less than $1,812,500. We expressly deny any allegation of wrongdoing on our part and intend to vigorously defend ourselves in this dispute, which to date has not been presented in a formal complaint.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2005                     AGU ENTERTAINMENT CORP.


                                            By: /s/ John W. Poling
                                               ---------------------------------
                                               Name:  John W. Poling
                                               Title: Chief Financial Officer